Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6325%



        Excess Protection Level
          3 Month Average 6.21%
          November, 2000 6.52%
          October, 2000  6.31%
          September, 2000 5.81%


        Cash Yield19.74%


        Investor Charge Offs 4.46%


        Base Rate 8.76%


        Over 30 Day Delinquency 5.24%


        Seller's Interest11.84%


        Total Payment Rate13.77%


        Total Principal Balance$56,372,819,075.31


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$6,672,128,513.82